UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEF 14A

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CRYO-CELL INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 20, 2003

To the Shareholders of CRYO-CELL International, Inc.:

Notice is hereby given that the Annual Meeting of the Shareholders of CRYO-CELL International, Inc. will be held on August 20, 2003, at 8:00 A.M. local time at Sedona Creative Life Center-Meeting Place located at 333 Schnebly Hill Road, Sedona, Arizona 86336. The meeting is called for the following purpose:

1.	To elect a board of six directors,

2.	To consider and take action upon such other matters as may properly come before the meeting or any other adjournment or adjournments thereof.

The close of business on July 10, 2003 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting.

We encourage you to read this proxy statement and vote your shares. All Shareholders are cordially invited to attend the meeting, but you do not need to attend the annual meeting to vote. PLEASE NOTE THAT IF YOU ARE NOT ABLE TO ATTEND THE MEETING PLEASE RETURN THE ENCLOSED PROXY CARD.

By Order of the Board of Directors

Mercedes Walton

Chairman and Interim Chief Executive Officer

Dated: July 23, 2003

CRYO-CELL INTERNATIONAL, INC.

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of CRYO-CELL International, Inc. (the “Company”) in connection with the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment thereof. The Annual Meeting will be held at the Sedona Creative Life Center-Meeting Place located at 333 Schnebly Hill Road, Sedona, Arizona 86336 on August 20, 2003 at 8:00 A.M. local time.

The Annual Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the Notice of Annual Meeting are being provided to shareholders beginning on or about July 23, 2003. The Company, a Delaware corporation, has its principal executive offices at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

Solicitation of Proxies

The Company is soliciting proxies. The cost of distributing the Proxy Statement and Annual Meeting Notice will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information material to the beneficial owners. The Company, upon request, will reimburse such brokerage houses and nominees for their reasonable expenses in forwarding information materials to their beneficial owners. Shares of common stock, represented by a properly executed proxy, will be voted as indicated on the proxy and if no proxy or designation is made a vote by management will be for the proposal. The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by the Board of Directors.

Shareholders Entitled to Vote

Holders of shares of the Common Stock of the Company of record at the close of business on July 10, 2003 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements of the meeting. Each share entitles its holder to one vote. The holders of one-third of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date there were 11,352,379 shares outstanding (excluding 645,161 shares held by the Company’s majority-owned subsidiary, Stem Cell Preservation Technologies, Inc.).

Vote Required

Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For”, “Against” or “Abstain” are included. Abstentions are counted as votes cast against any matter and will be counted for purposes of determining whether a quorum is present at the meeting.

If your shares are held in the name of a bank, broker or other holder of record (that is, “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not counted or deemed to be present or represented for purposes of determining whether shareholders have approved that matter, but are counted as present for purposes of determining the existence of a quorum at the annual meeting.

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Secretary of the Company, (2) submitting a subsequently dated proxy, or (3) attending the Meeting, withdrawing the proxy, and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of six board seats, of which all six positions are currently filled. These six directors are nominated for re-election at the Annual Meeting. If elected, each of the six directors will hold office until the next Annual Meeting of Shareholders and until his/her successor is elected and qualified, or as otherwise provided by the Company’s Bylaws or by Delaware law.

It is intended that the shares represented by the enclosed proxy will be voted for the election of these six nominees (unless such authority is withheld by a stockholder) as described herein. In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the Board of Directors or for the balance of the nominees, in which case the size of the Board would be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

The name, age, principal occupation and other information concerning each current nominee for election as a Director and Executive Officers are set forth below:

Mercedes Walton, 49, Chairman of the Board.    Ms. Walton has served as a director of the Company since October 2000, as Chairman since June 2002 and as Interim Chief Executive Officer since April 10, 2003. She has been CEO of Ralston Hill Consulting LLC, a business development and strategic technology consulting practice, since March 2000. The firm specializes in the design and deployment of technology commercialization strategies. During the period from January 2001 to September 2001, Ms. Walton was employed as the President and Chief Operating Officer of Applied Digital Solutions, Inc., a provider of e-business solutions. Ms. Walton was employed by AT&T from 1976 to 2000. She served as AT&T’s Vice President-Corporate Strategy and Business Development from January 1999 to March 2000, and as its Business Development Vice President-Corporate Strategy from March 1996 to December 1998. Ms. Walton’s educational achievements include a Bachelor of Arts degree from Smith College, and Masters degrees from both Harvard University and Massachusetts Institute of Technology. Ms. Walton is on the Board of Directors of Norstan, Inc. (Nasdaq: NRRD) where she serves on the Compensation Committee and is Chairman of the Corporate Governance Committee.

Charles D. Nyberg, 72.    Mr. Nyberg has served as a director since October 2001. Mr. Nyberg is a real estate investor and is currently a partner in Red Rock Partners and Red Rock Sedona Partners, two land investment partnerships. He was an executive with the Hormel Foods Corporation for 31 years until he retired in December 1990. He served as a director of Hormel and as a member of the executive committee. He also served as a director and a member of the executive committee of the Jennie-O Foods Corporation, a wholly owned subsidiary of the Hormel Foods Corp. Mr. Nyberg also served as a member of The Hormel Foundation. Mr. Nyberg has a degree from The University of Minnesota Law School.

Gaby W. Goubran, 61.    Mr. Goubran has served as a director since June 2002. Mr. Goubran is currently Managing Director of International Business Developments, Ltd, an international consulting firm providing business development services to multinational companies in diverse industries. Mr. Goubran founded International Business Developments in 1983 and has been active in the company since that time. Mr. Goubran’s educational achievements include a Bachelor of Science degree from Alexandria University, Egypt and a Masters degree from Babson College.

Jagdish Sheth, Ph.D., 63.    Dr. Sheth has served as a director since October 2002. Dr. Sheth is currently the Charles H. Kellstadt Professor of Marketing at Emory University’s Goizueta Business School, where he founded the Center for Relationship Management. Dr. Sheth has published twelve books and over two hundred articles in different areas of marketing and business strategy. Dr. Sheth is a frequent consultant to Fortune 500 companies, has held chairs at the University of Southern California and the University of Illinois, and served on the faculties of Columbia and MIT. Dr. Sheth also serves on the board of directors of Norstan, Inc. Pac-West Telecomm, Inc. and Wipro Limited.

Anthony P. Finch, 53.    Mr. Finch has served as a director since March 2003. Mr. Finch is currently Chief Scientific Officer of the Irish National Blood Centre and National Tissue Typing Reference Laboratory. Mr. Finch is responsible for the direction, management, organization, integration and restructuring of the national laboratories and their ancillary services to comply with the highest pharmaceutical standards. He has over 25 years experience in cell separation and cryopreservation of cellular products with over 12 years experience in cord blood processing. In 1993, Mr. Finch pioneered the fractionation and isolation of cord blood stem cells for small volume cryogenic storage and has developed large scale processing in line with current Good Manufacturing Practice. He has established several cord blood stem cell banks in the United States, Europe and Asia. Among numerous professional affiliations, Mr. Finch is a Fellow of both the Academy of Medical Laboratory Sciences and Institute of Biomedical Sciences, and is a member of the Cord Blood Stem Cell International Society.

Scott Christian, 48.    Mr. Christian has served as a director since April 2003. Mr. Christian has been Executive Vice President and Chief Financial Officer of Norstan, Inc. (Nasdaq: NRRD) since January 2001. Norstan is one of the largest independent communications solutions and services companies with revenues exceeding $200 million serving enterprise customers in North America. Mr. Christian served as Senior Vice President of Finance of Ceridian Corporation from April 1999 to October 2000. From April 1981 to February 1999, Mr. Christian was employed by Automatic Data Processing in a variety of capacities, including Chief Financial Officer for the Electronic Services Division from 1995 to 1999. Mr. Christian has 27 years of experience in Financial Management. Mr. Christian’s educational achievements include a Bachelor of Arts degree from the University of Dayton, and Master degrees from Pepperdine University.

The six director nominees receiving the greatest number of votes of the Common Stock represented at the meeting (in person or by proxy) will be elected directors assuming a quorum is present at the meeting. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received for the election of each nominee named above.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY

Nominations for the Board of Directors

According to the Company’s Bylaws, only persons nominated in accordance with the following procedures shall be eligible for election by shareholders as directors. Nominations of persons for election as directors at a meeting of shareholders called for the purpose of electing directors may be made (a) by or at the direction of the Board of Directors or (b) by any shareholder in the manner described below. For a nomination to be properly made by a shareholder, the shareholder must give written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company not less than (i) with respect to an annual meeting of shareholders, 120 days in advance of the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be so received a reasonable time before the solicitation is made, and (ii) with respect to a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which the notice of such meeting is first given to shareholders. Each such notice shall set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Company if so elected.

Other Executive Officers

Beth Houghton, 48, Interim President and Chief Operating Officer.    Ms. Houghton became Interim President and Chief Operating Officer in April 2003. Ms. Houghton serves as the Chair of Signature Bank in St. Petersburg and the Chair of the H. Lee Moffitt Cancer Center Hospital in Tampa. Ms. Houghton served as Senior Vice President-Chief Financial Officer and General Counsel of All Children’s Health System, Inc. in St. Petersburg, Florida from 1986 to 1998. Ms. Houghton’s agreement with the Company under which she served as an officer terminates effective July 31, 2003, and she will no longer serve as an officer after that date.

Gerald F. Maass, 49, Executive Vice President.    Mr. Maass joined the Company in 1998 from Critikon, a subsidiary of Johnson & Johnson, where his most recent position was International Director of Marketing for the Patient Monitoring business. Mr. Maass’ ten-year tenure with Johnson & Johnson included several marketing and business development roles; he also served on the Critikon management committee. Prior to Johnson & Johnson, Mr. Maass was with Baxter Healthcare and Control Data Corporation in marketing, sales management, business development and business management roles. Mr. Maass began his career with Mayo Clinic in Rochester, MN and has a degree in Medical Technology.

Jill Taymans, 33, Vice President, Finance.    Ms. Taymans joined the Company in April 1997 serving initially as Controller and was appointed Chief Financial Officer in May 1998. Ms. Taymans graduated from the University of Maryland in 1991 with a BS in Accounting. She has worked in the accounting industry for over ten years in both the public and private sectors. Prior to joining the company she served for three years as Controller for a telecommunications company in Baltimore, Maryland.

E. Thomas Deutsch, III, 39, Vice President, Technology.    Mr. Deutsch joined the Company in May 1996 and is a software and process engineer, specializing in healthcare information systems. He graduated from the University of North Carolina in Chapel Hill in 1986 with a B. S. degree in Mathematics. Prior to joining the Company in 1996, Mr. Deutsch worked for Shared Medical Systems in Malvern, PA, IBM in Atlanta, GA, and HBO and Company in Atlanta, GA. His responsibilities include developing, implementing and supporting the Company’s communications and information systems, the Company’s Internet plan and systems engineering for the patented CCEL II Cellular Storage System.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the Board of Directors. The Board currently consists of six positions. Each director is elected to hold office for a period of one year or until his or her successors are elected.

The Board held six meetings in fiscal 2002, and each of the directors then in office attended at least 75% of the regularly scheduled meetings of the Board and the Committees of the Board of which the director was a member. The Committees established by the Board include the following:

Audit Committee

The current members of the Audit Committee are Mr. Christian (Chairman) and Mr. Goubran. The Audit Committee is comprised entirely of non-employee, independent members of the Board of Directors and operates under a written charter adopted by the Board of Directors, which is attached hereto as Exhibit A. The Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent auditors and management of the Company. The Audit Committee assists the Board of Directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared; that there is consistent application of generally accepted accounting principles; and that there is compliance with management’s policies and procedures. In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the Audit Committee recommends the independent auditors for appointment by the Board of Directors. The Audit Committee met two times during the last fiscal year. The members of the audit committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

Compensation Committee

The current members of the Compensation Committee are Mr. Nyberg (Chairman) and Mr. Sheth. The primary function of the Compensation Committee is to review the compensation philosophy and policy, which determines management and executive compensation benefits. The Compensation Committee is also responsible for the administration of the Company’s stock option plans and is the approving authority for management recommendations with respect to option grants. During the last fiscal year there were nine meetings of the Compensation Committee.

Governance Committee

The current members of the Governance Committee are Mr. Nyberg and Mr. Sheth. The primary focus of the Governance Committee is on the broad range of issues surrounding the composition and operation of the Company’s Board of Directors. The Committee provides assistance to the Board of Directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the Board of Directors, and review and consideration of developments in corporate governance practices. The Committee’s goal is to assure that the composition, practices and operation of the Board of Directors contribute to value creation and effective representation of the Company’s shareholders.

Directors’ Fees

Directors who are employees of the Company receive no compensation for their services as directors or as members of committees. Each director of the Company is eligible to receive awards of options or shares pursuant to the Company’s stock option plan. Currently, each director receives an award in the form of a stock option grant upon first becoming a member of the Board of Directors. The number of options granted is currently 20,000 shares per person. Non-employee directors are paid an attendance fee of $1,000 for each day of a Board or Board Committee meeting and are reimbursed the reasonable expenses incurred in attending the meeting. The fee for participation in a Board or Board Committee meeting held by telephone conference call and lasting at least one hour is $500.

In addition to the meeting fees, in June 2002, the Board of Directors approved a compensation arrangement with Mercedes Walton for her service to the Company as Chairman of the Board, a position to which she was elected in June 2002. The arrangement provides for annual compensation to Ms. Walton of $150,000. At the time of becoming Chairman in June 2002, Ms. Walton was also granted options to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s Stock Incentive Plan. The exercise price of the options is $2.15 and the options are fully vested and are exercisable for five years. In addition, Ms. Walton is entitled to a future option grant to purchase 25,000 shares of the Company’s common stock upon the Company’s obtaining each of the following benchmarks:

•	The date the Company becomes listed for trading on the Nasdaq National Market;

•	The date the Company’s shareholder equity reaches $50 million;

•	The date the Company’s annual net profits reach $10 million; and

•	The date the market price of the Company’s common stock reaches $10.00 per share.

To the extent the benchmarks are achieved by the Company and Ms. Walton is Chairman of the Company at the time, the exercise price of the options will be $6.00 per share or the closing price of the Company’s stock on the day the benchmark is achieved, whichever is lower. Each option grant will be exercisable for a term of five years.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that during the fiscal year 2002 all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Securities and Exchange Act of 1934 were timely filed, except that one Form 3 was filed late by Mr. Goubran and one Form 3 was filed late by Mr. Finch.

INDEPENDENT AUDITOR MATTERS

Independent Auditors

The firm of Weinick, Sanders, Leventhal and Company, LLP (“Weinick Sanders”) served as the Company’s independent auditors for the year ended November 30, 2002. Representatives of Weinick Sanders are not expected to be present at the Annual Meeting of Shareholders and therefore representatives of Weinick Sanders will not be available to respond to questions or make a statement.

On March 11, 2003, upon the recommendation and approval of its Board of Directors and its Audit Committee, the Company dismissed Weinick Sanders as the Company’s independent auditors. Weinick Sanders’ reports on the Company’s consolidated financial statements for each of the fiscal years ended November 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended November 30, 2002 and 2001 and subsequently through the date of its dismissal, there were no disagreements with Weinick Sanders on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Weinick Sanders’ satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years. The Company requested Weinick Sanders to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Weinick Sanders agreed with the statements regarding Weinick Sanders included in a Form 8-K/A filed with the Securities and Exchange Commission on March 17, 2003. A copy of such letter has been filed as an exhibit to that Form 8-K/A.

On March 11, 2003, the Company engaged Ernst & Young LLP (“E&Y”) to serve as the Company’s independent auditors. On May 13, 2003, E&Y resigned as the Company’s independent auditors.

On June 30, 2003, the Company retained Grant Thornton LLP to serve as its independent auditors, effective for the year ending November 30, 2003. Representatives of Grant Thornton LLP will be available telephonically at the Annual Meeting of Shareholders to respond to questions and make a statement if they desire to do so.

Fees to Independent Auditors

During fiscal 2002, the Company retained Weinick Sanders to provide services in the following categories and amounts:

Audit Fees

The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-KSB for the year ended November 30, 2002 were approximately $188,000. In addition, the independent auditors billed approximately $45,000 for the audit of the Company’s majority-owned subsidiary, Stem Cell Preservation Technologies, Inc.

Financial Information Systems Design and Implementation Fees

The Company incurred no fees from its independent auditors for the Company’s most recent fiscal year for professional services rendered in connection with operating, or supervising the operation of, the Company’s information system, managing the Company’s local area network or designing and implementing hardware and software systems.

All Other Fees

The Company estimates that the fees billed by its independent auditors for the Company’s most recent fiscal year for other services totaled approximately $48,000. These fees related to work performed with respect to management consulting services and tax services.

The Audit Committee has determined that the provision of the services described above under “Financial Information Systems Design and Implementation Fees” and “All Other Fees” by Weinick Sanders Leventhal & Co., LLP was compatible with maintaining Weinick Sanders Leventhal & Co., LLP’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors independence from the Company and its management, including the matters in those written disclosures. The Committee has discussed with the Company’s independent auditors, with and without management present, their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the Audit Committee recommended to the Board of Directors and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended November 30, 2002, as amended, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board approved the selection of the Company’s independent auditors.

Scott Christian-Chairman

Gaby Goubran

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Common Stock as of July 10, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) all of the executive officers named in the Summary Compensation Table (the “Named Executive Officers”), and (iv) all directors, nominees and executive officers of the Company as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)
Directors and Executive Officers:
Mercedes Walton (2)	106,000	*
Gaby Goubran (3)	20,000	*
Charles Nyberg (4)	155,000	1.4%
Jagdish Sheth	—	*
Scott Christian	—	*
Anthony Finch	37,000	*
Gerald F. Maass (5)	63,400	*
John V. Hargiss	10,000	*

Other Beneficial Owners:
Richard Family Living Trust (6)	996,900	8.8%
Daniel D. Richard (6)	996,900	8.8%

All Executive Officers and Directors as a Group (8 persons)	391,400	3.4%

*-Less than one percent (1%).

Unless otherwise indicated, the address for the persons listed above is 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

(1)	Pursuant to the rules of the Securities and Exchange Commission, the percentage of voting stock for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such shareholders as of July 10, 2003 by (ii) the sum of (a) the number of shares of Common Stock outstanding as of July 10, 2003 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of July 10, 2003 or will become exercisable within 60 days after July 10, 2003.
(2)	Includes 100,000 shares subject to options exercisable as of July 10, 2003.
(3)	Includes 20,000 shares subject to options exercisable as of July 10, 2003.
(4)	Includes 100,000 shares subject to warrants exercisable as July 10, 2003 issued to Red Rock Partners in which Mr. Nyberg is a partner.
(5)	Includes 49,400 shares subject to options exercisable as of July 10, 2003.
(6)	Represents 996,900 shares held by the Richard Living Trust, of which Daniel D. Richard is co-trustee with his wife, and as co-trustee share voting and investment control of the shares. Daniel D. Richard’s contact information is as follows: Daniel D. Richard, c/o Stem Cell Preservation Technologies, Inc., 6905 Rockledge Drive, Suite 600, Bethesda, MD 20817.

Equity Compensation Plan Information as of November 30, 2002

Equity Compensation plans approved by shareholders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
CRYO-CELL International Incentive Stock Option Plan (1)	120,900	$2.91	—
CRYO-CELL International 2000 Stock Incentive Plan	1,459,900	$5.57	756,400

Equity Compensation plans not approved by shareholders
Other Plans (3)	382,000	$5.36	—
Total	1,962,800	$5.37	756,400

(1)	CRYO-CELL Incentive Stock Option Plan expired on April 1, 2000.
(2)	CRYO-CELL 2000 Stock Incentive Plan originally had 1,500,000 stock options to be issued and in June 2002 the shareholders approved an additional 750,000 shares.
(3)	From time to time the Company grants options pursuant to individual compensation arrangements in exchange for goods or services provided to the Company. These options are granted at fair market value on the date of grant and typically vest immediately and provide for an exercise period of three (3) years.

COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is a Summary Compensation table relating to the compensation earned by the Chief Executive Officer and each of the persons who qualified as named executive officers under Item 402(a)(2) of Regulation S-B, for fiscal years ending November 30, 2002, 2001 and 2000.

	Annual Compensation					Long Term Compensation
Name and Principal Position	Year	Salary		Bonus		Restricted Stock Awards ($)		Securities Underlying Options
John Hargiss (1) Former President Chief Executive Officer	2002 2001 2000		$146,436 — —		— — —	$43,700 — —	(2)	50,000 — —

Gerald F. Maass Executive Vice President	2002 2001 2000	$ $ $	129,031 127,693 116,091		— — —	— — —		5,000 3,000 —

Daniel D. Richard Former Chief Executive Officer(3)	2002 2001 2000	$ $ $	242,720 234,571 188,767	$ $	250,000 50,000 —	— — —		— — —

(1)	Represents compensation beginning February 11, 2002 for services as President and Chief Operating Officer and for Chief Executive Officer services commencing June 18, 2002, see “Employment Agreements.” Mr. Hargiss resigned as the Company’s President and Chief Executive Officer of the Company on April 8, 2003.
(2)	As of November 30, 2002, Mr. Hargiss held 10,000 shares of restricted stock of the Company with a fair market value at that date of $18,400.
(3)	The Company’s founder, Daniel Richard resigned as the Company’s Chairman and Chief Executive Officer on June 18, 2002, and subsequently as a director of the Company on January 29, 2003. Mr. Richard currently serves as Chairman and CEO of Stem Cell Preservation Technologies, Inc. (‘SCPT’). The amounts of compensation reflected in the table for fiscal 2002 relate to the period in which Mr. Richard served as the Company’s Chief Executive Officer and includes $142,720 for service as Chairman and Chief Executive Officer of the Company and $100,000 for service as Chairman and Chief Executive Officer of SCPT. Upon Mr. Richard’s resignation as Chairman and CEO, the Company and Mr. Richard entered into an agreement which provided the following: (a) the Company’s one-time payment to Mr. Richard of a $250,000 retirement bonus which was recorded at May 31, 2002, (b) a conditional award of stock options to purchase up to 200,000 shares of Company common stock from the Stock Incentive Plan, 50,000 to be granted upon the successful completion of each of any of the following milestones:
(i)	The Company’s common stock becomes listed on the Nasdaq National Market;
(ii)	The Company’s shareholders’ equity reaches $50 million;
(iii)	The Company’s holdings of any Stem Cell Preservation Technologies, Inc. common stock reaches a value of $20 million; and
(iv)	The Company’s annual net profits reach $10 million.

(c) the payment to Mr. Richard of $200,000 per year for ten years for consulting services and in the event of Mr. Richard’s death during such ten year period the required payment shall be made to Mr. Richard’s living trust.

Option Grants in Last Fiscal Year

The following table sets forth information concerning stock options awarded to each of the named executive officers during fiscal year 2002.

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($ per share)	Expiration Date
John Hargiss	50,000	30%	$5.00	June 18, 2007
Gerald Maass	5,000	3%	$5.67	December 14, 2006
Daniel Richard	0	0%	0	—

(1)	Options granted are eligible for exercise after a one-year vesting period.
(2)	Based on a total of 165,500 shares subject to options granted to employees under CRYO-CELL’s option plan in fiscal year 2002.

Aggregated Option Exercises in Last Fiscal Year

The following table sets forth certain information regarding options to purchase shares of Common Stock held as of November 30, 2002 by each of the named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End Exercisable/ Unexercisable (1)	Value of Unexercised In-the-Money Options At Fiscal Year-End Exercisable (1) ($)
John Hargiss	0	0	0/50,000	0
Gerald Maass	0	0	49,400/0	0
Daniel Richard	0	0	1,000,000/0	0

(1)	As of November 30, 2002, none of the named executive officers held options that are in the money based upon a closing price of $1.84 at fiscal year end.

Employment Agreements

The Company does not have any current employment agreements. The Company did have an employment agreement with its former President and Chief Executive Officer. Mr. John Hargiss commenced employment as President and Chief Operating Officer on February 11, 2002 and on June 18, 2002 the Company entered into an employment agreement with Mr. Hargiss, pursuant to which he agreed to serve as the Company’s Chief Executive Officer and President (hereinafter referred to as the “Hargiss Employment Agreement”). The Hargiss Employment Agreement was for a one-year term, and was renewable for subsequent one-year terms upon mutual agreement. Pursuant to the terms of the Hargiss Employment Agreement, Mr. Hargiss was entitled to a base annual salary of $200,000, which salary may have been adjusted periodically to reflect the overall performance of the Company and the planning and execution of programs, which increase shareholder value. As additional compensation pursuant to the Hargiss Employment Agreement, the Company issued options to purchase 50,000 shares of common stock to Mr. Hargiss, at an exercise price of $5.00. These options were scheduled to vest on June 18, 2003. Additionally, Mr. Hargis was to receive options to purchase 25,000 shares at the market value on July 1, 2003 and 25,000 shares at the market value on July 1, 2004. These options were scheduled to vest as follows, 25,000 on July 1, 2004 and 25,000 on July 1, 2005. Pursuant to the terms of the Hargiss Employment Agreement, the Company and Mr. Hargiss agreed to enter into a change of control agreement which provided for the acceleration of the vesting of Mr. Hargiss’ stock options in the event of a change of control resulting from a merger in which the company is not the survivor, a person or group acquiring more than thirty percent of the Company’s outstanding common stock or announcing a tender offer for at least thirty percent of the Company’s common stock. On April 8, 2003, Mr. Hargiss resigned as the Company’s President and Chief Executive Officer.

CERTAIN TRANSACTIONS

Daniel D. Richard, former Chairman of the Board and Chief Executive Officer is the father of Ronald B. Richard, a former member of the Board of Directors of the Company and the former Chief Executive Officer of the Company’s majority owned subsidiary Stem Cell Preservation Technologies, Inc. While Mr. Ronald Richard was Chief Executive Officer of Stem Cell Preservation Technologies, Inc. he received $138,936 as compensation in fiscal 2002.

On June 18, 2002, Daniel D. Richard resigned from his positions as Chairman and Chief Executive Officer of the Company. On January 29, 2003, Mr. Daniel Richard resigned from the Board of Directors. The Board awarded Mr. Daniel Richard a $250,000 retirement bonus which was recorded at May 31, 2002 and conditionally awarded, 200,000 stock options at 110% of market value at the time of grant from the Company’s Stock Incentive Plan upon the successful completion of certain performance milestones. Mr. Daniel Richard will be paid $200,000 per year over the next 10 years as part of a long-term consulting agreement with the Company. The agreement contains a survivor’s benefit to his widow in the event of Mr. Daniel Richard’s death before the expiration of the 10-year period. Mr. Daniel Richard currently serves as Chairman and Chief Executive Officer of Stem Cell Preservation Technologies, Inc.

On July 25, 2001 the Board of Directors of CRYO-CELL International, Inc. announced that the Company would declare and distribute a stock dividend in the shares of its then wholly owned subsidiary, Stem Cell Preservation Technologies, Inc. (‘SCPT’). SCPT is a development stage company, which will be involved in the development of marketing programs for the collection and preservation of adult stem cells.

Shareholders of record of CRYO-CELL on August 31, 2001 are expected to receive a distribution of three shares of Stem Cell Preservation Technologies, Inc. common stock for every four shares of CCEL that they owned on the record date. The payment date of the shares to be distributed is expected to follow the anticipated effective date of a registration statement relating to such distribution. Subsequent to an effective registration statement, the Company will own approximately 24.9% of SCPT. In June 2002 SCPT filed the original registration statement. In November 2002 SCPT responded to the first round of comments from the Securities and Exchange Commission and is now responding to additional comments. Upon the effective date of the registration statement and distribution of the shares, shareholders will thereafter be able to sell one-third of their shares immediately and the remaining two-thirds equally over the two years following the effective date.

Prior to the spin off of SCPT, and continuing thereafter, the Company and SCPT have agreed to sharing of certain revenues earned by SCPT. In exchange for $3,000,000 in cash and common stock ($600,000 in cash, $2,400,000 in common stock of CCEL) the Company is to receive in perpetuity a fixed portion of all income derived from the storage of adult stem cells, for up to 50,000 specimens originating from customers from each of the states of New York and Illinois. An operational agreement has been established between the Company and SCPT for the processing and storage of SCPT client specimens.

As of March 31, 2003 Mr. Daniel Richard owned 750,000 shares of SCPT, Mr. Maass owned 30,000 shares, Ms. Walton owned 25,000 shares, Mr. Nyberg owned 25,000 shares and Ms. Taymans owned 25,000 shares. To the extent these officers and directors own shares in the Company, they will participate pro-rata in the anticipated dividend.

On February 9, 1999, the Company’s revenue sharing agreement with two individual investors relating to the State of Arizona (the “Arizona Agreement”) was modified and replaced by a new Revenue Sharing Agreement relating to the State of Florida (the “Florida Revenue Sharing Agreement”). Under the terms of the new agreement, the Company was to receive an aggregate one time up front payment of $1,000,000 from the individual investors. The individual investors received a credit from the Company of $450,000 toward the $1,000,000 payment as a result of payments previously made by the investors to the Company pursuant to the Arizona Agreement. The Florida Revenue Sharing Agreement entitles the investors to an ongoing fixed percentage of the net storage revenue earned by the Company from specimens originating within the State of

Florida up to a maximum of 33,000 storage spaces. The Company is applying all of its payment obligations under the Florida Revenue Sharing Agreement toward the $550,000 balance owed to the investors until such amount is paid in full. After the $550,000 payment is satisfied, payments under the Florida Revenue Sharing Agreement will be made to the investors. The Company applied $114,660 and $55,177 in fiscal years ending 2002 and 2001, respectively, toward the investors’ obligation to pay the $550,000 balance. One of the Florida Revenue Sharing Agreement investors is Mr. Nyberg, who became a director of the Company in October 2001.

In May 2001 the Red Rock Partners, a partnership (“Red Rock”), paid $200,000 to acquire warrants that expire on May 31, 2006 for 100,000 shares of the Company’s common stock at $6.00 per share. Mr. Nyberg, a director of the Company, is a partner of Red Rock.

On May 31, 2001 the Company also entered into a revenue sharing agreement with Red Rock entitling Red Rock to an on-going fixed percentage of the net storage revenue earned by the Company from specimens originating within the State of Texas up to a maximum of 33,000 storage spaces (the “Texas Revenue Sharing Agreement”). Under the terms of the Texas Revenue Sharing Agreement Red Rock paid the Company an aggregate one time up-front payment of $750,000 and the Company made total payments to Red Rock of $52,308 and $15,138 for fiscal years ending 2002 and 2001, respectively.

In October 2001, the Company sold 90% of Safti-Cell, Inc., a then inactive subsidiary of the company, to Red Rock Partners, an Arizona general partnership. Mr. Charles Nyberg, a member of the Board of Directors of the Company, owns an interest in Red Rock Partners. The sale was approved prior to the time that Mr. Nyberg became a member of the Company’s Board of Directors. The sale required that the partnership invest capital in land, buildings, equipment and personnel sufficient to provide back-up dual cryogenic storage of umbilical cord stem cells for the Company. Red Rock Partners has advised the Company it has invested in excess of one million dollars to bring such facilities into operation. These operations commenced in October 2002. An expanded building and facilities program is expected to be implemented over the next 18 months to facilitate expanded dual cryogenic storage capacity for the Company. Under the Company’s agreement with Safti-Cell, the Company pays $10 for each specimen that is delivered to the Safti-Cell facility for secondary storage. The agreement is for a period of twenty (20) years, during which the Company will own 10% of the equity of Safti-Cell and will also receive 2% of all of Safti-Cell’s net profits from secondary storage.

OTHER BUSINESS

Management does not know of any other business to be acted upon at the meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

2004 ANNUAL MEETING SHAREHOLDER PROPOSALS

Pursuant to the Company’s Bylaws, at an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors; (c) in the case of a nomination for director, properly brought in accordance with the procedures described below; or (d) otherwise properly brought before the meeting by a shareholder entitled to vote at such meeting. For business other than a nomination for director to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company not less than 120 days in advance of the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be so received a reasonable time before the solicitation is made. Each such notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (v) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (w) the name and address of the shareholder proposing such business; (x) the class and number of shares of the Company which are beneficially owned by the shareholder; (y) any material interest of the shareholder in such business; and (z) such other information regarding such business as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the matter been proposed by the Board of Directors.

The Company anticipates that the date of the 2004 Annual Meeting will be changed by more than 30 days from the date of the 2003 Annual Meeting. The Company anticipates that the 2004 Annual Meeting will be held on or about June 15, 2004, and that the proxy statement for such meeting will be mailed on or about May 11, 2004. Under the requirements described above, proposals intended to be presented at the Company’s next Annual Meeting of Shareholders must be received at the Company’s executive offices a reasonable time prior to the mailing date of the proxy materials, and not later than January 12, 2004, for inclusion in the proxy statement related to that meeting.

Rule 14a-4 promulgated under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in the Company’s proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter. Because the Company anticipates that the date of the 2004 Annual Meeting will be changed by more than 30 days from the date of the 2003 Annual Meeting, the notification with respect to the Company’s 2004 Annual Meeting of Shareholders must be received at the Company’s executive offices a reasonable time prior to the mailing date of the proxy materials, and not later than March 29, 2004. If the notice is not received by that time, management proxies will be allowed to use their discretionary authority as outlined above.

CRYO-CELL INTERNATIONAL, INC.

Clearwater, Florida

July 23, 2003

Exhibit A

CRYO-CELL International, Inc.

Audit Committee Charter

As of April 10, 2003

I.	Purpose

The Audit Committee (the “Committee”) will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company’s internal control systems, audit functions, financial reporting processes, and methods of monitoring compliance with legal and regulatory matters.

II.	Composition and Organization of Committee

A.	Size and Independence of Committee. The Committee shall consist initially of three directors, each of whom has no relationship to the Company that may, in the opinion of the Board, interfere with the exercise of their independent judgment as a member of the Audit Committee and is not disqualified under any applicable rules, including the independence requirements of Nasdaq (“Independent”).

B.	Member Qualifications.

1.	Each member of the Committee shall have a working familiarity with basic finance and accounting practices, as such qualification is interpreted by the Board of Directors in its business judgment;

2.	At least one member of the Committee shall have past employment experience in finance or accounting, requisite certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication; and

3.	The Board shall determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the Securities and Exchange Commission (“SEC”) and other relevant regulations. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the rules of the SEC.

C.	Appointment to Committee. The Board of Directors will make the Committee appointments at the organizational meeting following each Annual Meeting of Stockholders.

D.	Term. Members will be appointed by the Board for a one-year term or until a successor is appointed and qualified. It is anticipated that the members will be reappointed to the Committee and will rotate to another committee every three to four years so that members may both gain experience in the affairs of the Company generally and provide continuity of service on the Committee and other committees.

E.	Committee Chair. The Board of Directors may appoint one of the members of the Committee to serve as the Committee Chair. If the Committee Chair is absent from a meeting, another member of the Committee will act as Chair.

F.	Annual Review of Charter. Not less than annually, the Committee shall review this Charter and recommend to the Board any changes it deems advisable. At any time, the Board of Directors acting on its initiative, or on recommendation of another Board committee, may amend this Charter. Only the full Board of Directors may amend this Committee’s Charter.

G.	Meetings and Report to the Board of Directors. The Committee shall meet at least four times per year or more frequently as circumstances require and may conduct such meetings telephonically. The Committee Chair shall report on the meetings of the Committee to the Board of Directors at the next Board meeting following any Committee meetings.

III.	Retention of Special Legal, Accounting and Other Consultants

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee at the expense of the Company, including but not limited to, in connection with any special investigations deemed necessary by the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.	Review of Company’s Internal Control Systems and Disclosure Controls and Procedures

The responsibilities of the Committee related to the review of the Company’s internal control systems and disclosure controls and procedures include the following:

A.	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong internal controls;

B.	Obtain an understanding of internal controls and the significant risk areas for the Company through discussions with management, the outside auditors and to the extent established, the internal audit department;

C.	Periodically review the adequacy of internal controls that could significantly affect the Company’s financial statements through discussions with management, the outside auditors and to the extent established, the internal audit department;

D.	Together with the disclosure committee (if one exists), periodically review the adequacy of the Company’s disclosure controls and procedures to ensure that information required to be disclosed by the Company in its SEC reports is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure;

E.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters; and

F.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

V.	Review of Financial Reporting Process

A.	General. Review significant accounting and reporting issues, including recent professional and regulatory announcements, and the impact of them on the financial statements.

B.	Annual Financial Statements. The Committee shall perform the following:

1.	Review and obtain an understanding of the scope and timing of the annual audit as well as the results of the audit work performed by the outside auditors.

2.	Discuss with the outside auditors the matters requires to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented;

3.	Review any significant changes required in the outside auditor’s audit plans and any difficulties or disputes with management that were encountered during the course of the audit;

4.	Prior to filing, review and discuss with management the Company’s audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (MDA) to be included in SEC Form 10-KSB; and

5.	Based upon the Committee’s review and discussion of the audited financial statements with management and the outside auditors, recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on SEC Form 10-KSB.

6.	Review the independent auditor’s attestation and report on management’s internal control report.

7.	Hold timely discussions with the outside auditors regarding:

1.	all critical accounting policies and practices;

2.	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor;

3.	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

4.	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

C.	Interim Financial Statements. The Committee shall perform the following:

1.	Obtain an understanding of the extent to which the outside auditors review quarterly financial information;

2.	Discuss with the outside auditors those matters required to be discussed by the Statement of Auditing Standards No. 61, as the same may be modified or supplemented; and

3.	Review and discuss with management the Company’s quarterly financial statements prior to filing on SEC Form 10-QSB.

VI.	Relationship with Outside Auditors

A.	Outside Auditor Accountability. The Company’s independent certified public accountants (the “outside auditor”) for the Company is ultimately accountable to the Board of Directors and the Audit Committee of the Company.

B.	Authority of Committee. The Committee has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor.

C.	Outside Auditor’s Independence. The Committee shall perform the following:

1.	Obtain from the outside auditor on an annual basis the written disclosures required under Independence Standards Board Standard No. 1 regarding any relationships between the auditor and the Company or any other relationships that reasonably may be thought to bear on the auditor’s independence;

2.	Discuss with the outside auditor the auditor’s independence; and

3.	Consider whether the outside auditor’s performance of permissible non-audit services is compatible with the outside auditor’s independence.

D.	Review of Services. The Committee will review and preapprove both audit and non-audit services to be provided by the outside auditors (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Committee with any such preapproval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic SEC reports as required by applicable rules and regulations.

VII.	Monitoring Compliance with Laws and Regulations and Risk Management Policies and Procedures

The Committee shall monitor compliance with laws and regulations and the risk management process by performing the following:

A.	Obtain an understanding of and periodically review the Company’s policies and procedures designed to promote compliance with applicable laws and regulations through discussions with management, general counsel and the internal auditor;

B.	Periodically review with management, major litigation and risk management policies and procedures, including insurance coverages; and

C.	Obtain annual updates from management, general counsel or the internal auditor regarding compliance;

D.	Discuss with management the necessity and timing of establishing an internal audit function and, when deemed appropriate, have the Company establish internal audit function, which would report to the Committee.

In addition, the Committee will review and approve all related party transactions.

VIII.	Limitation on Committee Role

While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The foregoing is the responsibility of management and the independent auditor. Further, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

Charter Amended and Restated by the Board of Directors on April 10, 2003.

PROXY	CRYO-CELL INTERNATIONAL, INC.

3165 McMullen Booth Road, Building B, Clearwater, Florida 33761 • Tel (727) 450-8000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby designates and appoints Mercedes Walton and Charles Nyberg and either of them with authority to act without the other, as proxies with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CRYO-CELL International, Inc. to be held at the Sedona Creative Life Center-Meeting Place located at 333 Schnebly Hill Road, Sedona, Arizona 86336 on August 20, 2003 at 8:00 a.m., local time, and at any continuation or adjournment, thereof, with all powers which the undersigned might have personally present at the meeting.

Voting Instructions—Mark Your Vote. Place “X” Only In One Box. The Board of Directors Recommends a Vote “For” The Following:

1.	To elect six Directors to serve a one-year term expiring in 2004.

Nominees: Mercedes Walton, Charles D. Nyberg, Gaby W. Goubran, Jagdish Sheth, Anthony Finch, and Scott Christian.

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT AS LISTED_________

2.	The undersigned authorizes the proxies to vote in their discretion upon such other matters as may properly come before the meeting or any other adjournment or adjournments thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated July 21, 2003, and a copy of the Company’s Annual Report to Stockholders for 2002. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and, by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH PROPOSALS, FOR SUCH NOMINEES AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

Date

Signature

Signature if Held Jointly